SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 11, 2010

AULTRA GOLD, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-126748	98-0448154
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 North 5th Street P.O. Box 1049 Jacksonville OR		97530
(Address of Principal Executive Offices)		(Zip Code)

(541) 821-0760
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Acquisition of Aultra Gold, Inc.’s Assets

On January 6, 2010, Aultra Gold, Inc. (the “Company” or the “Registrant”) entered into an Asset Purchase Agreement (the “Agreement”) with Dutch Gold Resources, Inc. (“Dutch Gold”), a Nevada corporation, and DGRI ADGI Acquisition Corporation (the “Purchaser”), effective as of December 31, 2009.  Pursuant to the Agreement, the Company sold substantially all of its assets to the Purchaser, who is a wholly owned subsidiary of Dutch Gold (the “Transaction”). As consideration for these assets, Dutch Gold issued 9,614,667 shares of its common stock, par value $0.001 per share, to the Company.

In accordance with the transaction, Dutch Gold acquired substantially all of the assets related to the Company’s gold and mineral business, including inventory, accounts receivable, certain supply and distribution and other vendor contracts, good will and other various assets and intangibles. The parties made customary representations, warranties and indemnities that are typical and consistent for a transaction of this size and scope.

Acquisition of Control of Aultra Gold, Inc.

Also, on December 31, 2009, pursuant to a Stock Purchase Agreement by and among Dutch Gold, Rauno Perttu, Strategic Minerals Inc., a Nevada corporation, and Aultra Gold Capital Inc., a Turks and Caicos corporation, Dutch Gold acquired controlling interest of the Company for a purchase price of One Million newly-issued shares of Dutch Gold’s common stock, par value 0.001 per share.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures set forth under Item 1.01 are incorporated by reference into this Item 2.01.

Item 5.01.	Change in Control of Registrant

The disclosures set forth under Item 1.01 are incorporated by reference into this Item 5.01.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits: The disclosures set forth under Item 9.01 (a) and (b) are incorporated by reference into this Item 9.01 (d).

Exhibit #	Description
10.1	Form of Asset Purchase Agreement by and among Aultra Gold, Inc., Dutch Gold Resources, Inc. and DGRI AGDI Acquisition Corporation.
10.2	Form of Stock Purchase Agreement by and among Dutch Gold Resources, Inc., Rauno Perttu, Strategic Minerals Inc., and Aultra Gold Capital Inc.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

AULTRA GOLD, INC.

Date: January 11, 2010	By:	/s/ Rauno Perttu
Rauno Perttu
President and Chief Executive Officer

Exhibit Index
Exhibit #	Description
10.1	Form of Asset Purchase Agreement by and among Aultra Gold, Inc., Dutch Gold Resources, Inc. and DGRI AGDI Acquisition Corporation.
10.2	Form of Stock Purchase Agreement by and among Dutch Gold Resources, Inc., Rauno Perttu, Strategic Minerals Inc., and Aultra Gold Capital Inc.

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